================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                            ------------------------

                                    FORM 8-K
                            ------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  MARCH 4, 1997

                             SAVIN ELECTRONICS INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          NEW JERSEY                      33-36670                      22-3061278
        (STATE OR OTHER                  (COMMISSION                   (IRS EMPLOYER
JURISDICTION OF INCORPORATION)          FILE NUMBER)              IDENTIFICATION NUMBER)

                            C/O GARY B. WOLFF, P.C.
                                747 THIRD AVENUE
                            NEW YORK, NEW YORK 10017

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  212-644-6446

         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

================================================================================

ITEM 5.  OTHER EVENTS

     1. At a March 4, 1997 Board of Directors meeting, Mr. Meir Portnoy was elected President of the company.

     2. On March 4, 1997, the Board of Directors received notification from counsel claiming to represent the "majority shareholders" of the company, in which the Board was advised that on March 3, 1997, said shareholders had undertaken corporate action, by "Written Consent of a Majority of its Shareholders in Lieu of a Special Meeting" pursuant to New Jersey Business Corporation Act Sec. 14A:5-6 ("Written Consent"). The Written Consent indicated that the "majority shareholders" had voted to elect Avi Pines, Avrum Savran and Ron Fussman as the sole members of the Board of Directors of the company.

     As most of the names of the "majority shareholders" were not listed at the company's transfer agent on March 3, 1997, the Board is currently checking the identity and authority of these "majority shareholders" in order to determine if the Written Consent is valid. The Board requested conclusive proof regarding the authority of the "majority shareholders," and has received only partial and unsatisfactory responses. Along with concern on the authority of the "majority shareholders," the Board is concerned with the following additional factors:

          1. even if conclusive proof of the identity of the "majority shareholders," as such, is provided, whether the By-Laws of the company prevent the Board from recognizing their authority to vote since these names were not listed at the company's transfer agent at the date of issuing the Written Consent;

          2. whether or not the proxy requirements of the Securities Exchange Act of 1934 were properly followed;

          3. whether election of directors can be performed under a "Written Consent" and if so, whether the act of removing and appointing directors in the manner performed under the "Written Consent" is valid.

     In a March 7, 1997 letter, counsel for the "majority shareholders" further notified the Board that Ron Fussman would not be serving as a member of the Board. Therefore, the decision which has been implemented differs from the decision originally passed by the "majority shareholders" in their "Written Consent."

     3. Avi Pines, Secretary of the company, issued a "Notice of the Taking of Corporate Action without a Meeting By Written Consent" to the shareholders; this notice was dated March 7, 1997 and purported to take effect on March 17th. However, one of the major shareholders (Camilia Noam Ltd.) received this notice with a postal stamp of March 10th (and not on March 7th, as the notice is dated), so that -- even if the decision is found valid -- there is ambiguity as to whether it went into effect on March 17 or on March 20th. Therefore, all decisions taken by the Dissident Board up to that time may be invalid.

     The Board did not direct Avi Pines to undertake such action, and objects to issuance of the notice, and its purported effectuation date.

     4. On March 17, 1997, Avi Pines sent notification to the Directors of the Board, stating that he was now the new president of the company and delineating various decisions of the Dissident Board.

     On March 17, 1997, Avi Pines on behalf of the Dissident Board, filed an 8-K Form stating that the corporate action had been effectuated. The Form also states that Meir Portnoy was removed from his positions as president and chairman of the Board of the company, and that Avi Pines and Avrum Savran were elected as the president and chairman of the Board, respectively, of the company.

     On March 18, 1997, two members of the Board of Directors of SVPS appeared for a shareholders' meeting at Savin Electronics Ltd. (a wholly controlled subsidiary of SVPS). Avi Pines attempted to prevent the meeting from taking place. Despite his attempts, the shareholder meeting did take place, and Meir Portnoy, Gil Sarig and Yechiel Nussbaum were appointed members of the Board of Directors of Savin Electronics Ltd.

     The following day, when Meir Portnoy arrived at the factory of Savin Electronics, he was met by a security guard, who -- under the order of Avi Pines -- prohibited Mr. Portnoy from entering the premises.

     In light of the aforementioned, the Board of the company objects strongly to the contents of the March 17, 1997 filing, noting that it does not accurately reflect activities in the company which are of importance to security holders.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SAVIN ELECTRONICS INC.

                                          By         /s/ MEIR PORTNOY
                                            ------------------------------------
                                                  Meir Portnoy, President

Dated: March 27, 1997